Smith Barney

                              MUNICIPAL FUND, INC.

                               [GRAPHIC OMITTED]

                                                              Semi-Annual Report
                                                              June 30, 1999

Smith Barney
Municipal
Fund Inc.

[PHOTO OMITTED]

HEATH B. MCLENDON
Chairman


[PHOTO OMITTED]

PETER M. COFFEY
Vice President

Dear Shareholder:

We are pleased to provide you with the semi-annual report for the Smith Barney Municipal Fund, Inc. ("Fund") for the period ended June 30, 1999. During the reporting period, the Fund distributed income dividends totaling $0.38 per share. The table below shows the annualized distribution rates based on the Fund's net asset value ("NAV") per share and its American Stock Exchange ("AMEX") closing price.

               Price               Annualized             Six-Month
             Per Share         Distribution Rate*       Total Returns
             --------            ---------------         -----------
          $15.22 (NAV)                4.97%                (1.18)%
          $13.50 (AMEX)               5.60%                (7.56)%

The Fund had a total return based on NAV of a negative 1.18% for the six months ended June 30, 1999, versus the average total return of a negative 2.39% for closed-end municipal bond funds for the same period, according to Lipper, Inc. (Lipper is a major fund tracking organization.) However, based on NAV, the one-year total return for the Fund was 1.89% versus the 1.10% for Lipper, Inc. peer group.

Investment Strategy

The Fund's investment objective is to provide as high a level of current income exempt from Federal income taxes. We continue to follow an investment strategy that emphasizes high-quality, high coupon issues. In addition, we ladder the maturity and call structure of the Fund's portfolio in order to seek a consistent stream of income. (One way to limit your risk in bond investing is to set up a bond ladder -- that is, a series of bonds with a range of maturities. The advantage is that you do not need to worry as much about interest rates -- especially if the ladder you construct has issues due each year.)

As a fund investing primarily in intermediate-term municipal bonds, it must invest at least 80% of its total assets in municipal bonds that have remaining maturities of less than 15 years.

----------
* This assumes a current monthly income dividend rate of $0.063 per share for twelve months.

--------------------------------------------------------------------------------
Smith Barney Municipal Fund, Inc.                                              1

During the course of the year, we slightly lengthened the Fund's average weighted maturity to 11.7 years. In addition, we raised the credit quality of the portfolio. As of June 30, 1999, approximately 95% of the Fund's holdings were rated investment grade and roughly 45% of the Fund's investments were rated triple-A.

A major portion of the Fund's assets were allocated among the following types of municipal bond issues as of June 30, 1999; hospital bonds (20.9%), housing bonds (14.5%) and escrowed to maturity bonds (14.3%).

Municipal Bond Market Update

The last six months were a period of economic growth at home and recovery abroad. Following the events surrounding the Russian debt default in August of 1998 -- which included a sharp drop in bond yields and a 0.75% decrease in long-term interest rates -- yields have markedly increased in the past two months with greater volatility. Throughout this period of volatility, municipal bond yields were relatively stable in comparison to U.S. Treasury bonds, and we expect this trend to continue despite rising inflation fears and probable interest rate hikes.

During the first half of 1999, U.S. economic growth continued at a robust pace, posting a 4.3% annualized Gross Domestic Product growth rate for the first quarter of 1999. Furthermore, the labor market continued to be extremely tight, as the unemployment rate fell to a 29-year low of 4.2% in March. Defying the expectations of many economists, inflation -- as measured by the Consumer Price Index ("CPI") -- was virtually absent. Many economists have credited productivity gains in the form of increased use of technology and sagging global demand with keeping inflation under control. However, in the month of April, the CPI rose by 0.7% -- its largest monthly increase in nine years. This, coupled with signs that many world economies were in the nascent stages of growth and recovery, deepened fears that inflationary pressures were reaching a breaking point. In response, the Federal Reserve Board ("Fed") announced a bias towards a tightening monetary policy, signaling that interest rates may be increased at the Fed's next Federal Open Market Committee meeting on June 29th and June 30th, 1999. (Indeed, following the meeting, the Fed did raise short-term interest rates 0.25% on June 30, 1999.)

The impact of these economic conditions on the bond market has been an increase in yields, especially after inflation fears escalated in the second quarter. Between April 8th and June 24th, municipal bond yields -- as measured by the Bond Buyer's 25 Revenue Index -- grew 0.33% to 5.62. In the same period, 30-year U.S. Treasury bond yields rose 0.71% to 6.16%. In our opinion, these rising yields reflect that the expectation of higher inflation is already being priced into the market. Municipal bond yields, as expected, have not risen as dramatically as Treasury bond yields. Although municipal bonds


--------------------------------------------------------------------------------
2                                        1999 Semi-Annual Report to Shareholders
may exhibit a somewhat greater degree of volatility if interest rates continue to rise, the relative stability of municipal bonds versus many other types of bonds may make it an attractive option for many risk-averse investors.

Over the long term, the real rate of returns (i.e., after subtracting the effects of inflation) is what matters most for fixed-income investors. We believe that on that basis, municipal bonds remain an excellent value. A diligent Fed policy with the effects of global competition and the high productivity of our economy should serve to keep inflation at historically low levels. Moreover, long-term municipal bonds are currently providing approximately 90% of long-term U.S. Treasury yields. Typically, municipal bonds are considered a good value when they yield about 85% of comparable-maturity U.S. Treasury bonds.

Municipal Bond Market Outlook

We remain cautiously optimistic on the municipal bond market in the coming months. In our view, U.S. economic growth should remain healthy with productivity gains helping to contain higher inflationary pressures. Clearly, the Fed's monetary policy bias has changed from the latter part of 1998. After raising short-term interest rates on June 30, 1999, it is possible that the Fed will continue to take back the interest rate cuts initiated last year. However, until more substantial evidence of rising inflation appears, we do not believe that the Fed will embark on an extended campaign of raising interest rates.

In closing, we remain positive on the prospects for municipal bonds and believe the Fund is well-positioned for the coming months. Thank you for investing in the Smith Barney Municipal Fund, Inc. We look forward to continuing to help you pursue your financial goals.

Sincerely,

/s/ Heath B. McLendon                        /s/ Peter M. Coffey

Heath B. McLendon                            Peter M. Coffey
Chairman                                     Vice President

July 16, 1999


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Smith Barney Municipal Fund, Inc.                                              3

--------------------------------------------------------------------------------

Take Advantage of the Fund's Dividend Reinvestment Plan!

Did you know that Fund investors who reinvest their dividends are taking advantage of one of the most effective wealth-building tools available today? Systematic investments put time to work for you through the strength of compounding.

As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains distributions, if any, in additional shares of the Fund. Below is a short summary of how the Plan works.

Plan Summary

If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or exceeds the net asset value ("NAV") per share on the determination date, you will be issued shares by the Fund at a price reflecting the NAV, or 95% of the market price, whichever is greater.

If the market price is less than the NAV at the time of valuation (the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, First Data Investor Services Group, Inc. ("Plan Agent") will buy common stock for your account in the open market.

If the Plan Agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above the NAV previously determined before the purchases are completed, the Plan Agent will attempt to terminate purchases and have the Fund issue the remaining dividend or distribution in shares at the greater of the previously determined NAV. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

Restated Plan Adopted

A more complete description of the current Plan appears in the section of this report beginning on page 21. The descriptions in here are based on a restated version of the Plan, which was recently adopted to reflect current practices of the Plan Agent and for the purpose of standardizing the terms among all closed-end mutual funds managed by SSBCFund Management Inc., formerly known as Mutual Management Corp.

To find out more detailed information about the Plan and about how you can participate, please call First Data Investor Services Group, Inc. at (800) 331-1710.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
4                                        1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)                                June 30, 1999
--------------------------------------------------------------------------------

   FACE
  AMOUNT    RATING(a)                   SECURITY                                    VALUE
============================================================================================
Education -- 11.7%
$1,000,000    Aa2*   Arizona Education Loan Corp., 6.625% due 9/1/05 (b)          $1,053,750
 1,000,000    AAA    Bastrop, TX Independent School District, Capital
                       Appreciation, PSFG, zero coupon due 2/15/22                   281,250
 1,000,000    AAA    Chicago, IL Board of Education, Capital Appreciation,
                       FGIC-Insured, zero coupon due 12/1/10                         556,250
   565,000    Aaa*   Du Page County, IL School District No. 041, Glen Ellyn,
                       Capital Appreciation, FGIC-Insured, zero coupon due 2/1/17    215,406
 1,000,000    AAA    Keller, TX Independent School District, PSFG,
                       zero coupon due 8/15/16                                       388,750
                     Lago Vista, TX Independent School District,
                       Capital Appreciation, PSFG:
 1,075,000    Aaa*       Zero coupon due 8/15/15                                     446,125
 1,075,000    Aaa*       Zero coupon due 8/15/21                                     310,406
 1,000,000    Aaa*   Lake & McHenry Counties, IL Community School District
                       No. 118, Capital Appreciation, FGIC-Insured,
                       zero coupon due 2/1/11                                        546,250
 1,000,000    AAA    Metropolitan Government Nashville & Davidson County, TN
                       McHarry Medical College, AMBAC-Insured,
                       6.000% due 12/1/19                                          1,073,750
 1,000,000    AA     Salem-Keizer, OR School District No. 24J, 5.000% due 6/1/15     968,750
 1,145,000    AAA    Stephenville, TX Independent School District, Capital
                       Appreciation, PSFG, zero coupon due 2/15/08                   741,388
                     Vermont State Colleges Revenue, Capital Appreciation:
   500,000    A        Zero coupon due 7/1/12                                        237,500
   515,000    A        Zero coupon due 7/1/13                                        233,038
--------------------------------------------------------------------------------------------
                                                                                   7,052,613
--------------------------------------------------------------------------------------------
Escrowed to Maturity(c) -- 14.3%
 1,180,000    AAA      Boston, MA Water & Sewer Community Revenue, Series A,
                       10.875% due 1/1/09, Sinking Fund Average Life 5/3/05        1,544,325
   265,000    AAA    Honolulu, HI City & County, Tax & Lease Revenue, Series B,
                       FGIC-Insured, 5.500% due 11/1/10                              274,937
   715,000    AAA    Illinois Health Facility Authority Revenue, (Methodist
                       Medical Center Project), 9.000% due 10/1/10
                       Sinking Fund Average Life 3/31/05                             850,850
   875,000    AAA    Jackson, TN Water and Sewer Revenue, 7.200% due 7/1/12,
                       Sinking Fund Average Life 2/7/07                              975,625
   470,000    AAA    Lake County, OH Hospital Improvement Revenue,
                       Lake County Memorial Hospital, 8.625% due 11/1/09             558,712
 1,270,000    NR     Los Angeles, CA Hollywood Presbyterian Medical Center,
                       9.625% due 7/1/13, Sinking Fund Average Life 6/13/08        1,638,300
   395,000    AAA    Louisiana Public Facilities, Southern Baptist Hospital,
                       8.000% due 5/15/12, Sinking Fund Average Life 6/6/07          462,150
   215,000    Aaa*   Nacogdoches County, TX Hospital District Revenue,
                       9.000% due 5/15/04                                            240,531
   290,000    AAA    New Jersey State Turnpike Authority Revenue Refunding Bond,
                       10.375% due 1/1/03, Sinking Fund Average Life 8/16/01         323,712
 1,055,000    AAA    Ohio State Water Development Authority Revenue,
                       Safe Water, Series 2, 9.375% due 12/1/10,
                       Sinking Fund Average Life 5/5/05                            1,287,100


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Municipal Fund, Inc.                                              5

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    June 30, 1999
--------------------------------------------------------------------------------

   FACE
  AMOUNT    RATING(a)                   SECURITY                                    VALUE
============================================================================================
Escrowed to Maturity (c) -- 14.3% (continued)
$  365,000    AAA    Ringwood Borough, NJ Sewer Authority Special Obligation
                       Refunding, 9.875% due 7/1/13                               $  468,113
--------------------------------------------------------------------------------------------
                                                                                   8,624,355
--------------------------------------------------------------------------------------------
General Obligation -- 3.0%
   500,000    AAA    Anchorage, AK FGIC-Insured, 6.000% due 10/1/14                  541,250
 1,000,000    AAA    Chicago, IL Lakefront Millennium Parking Facilities,
                       MBIA-Insured, 5.000% due 1/1/13                               972,500
   290,000    A3*    New Haven, CT, Unrefunded Balance, Series B,
                       9.000% due 12/1/01                                            320,087
--------------------------------------------------------------------------------------------
                                                                                   1,833,837
--------------------------------------------------------------------------------------------
Hospital -- 20.9%
   500,000    A2*    Abingdon, VA IDA Hospital Facilities Revenue
                       Refunding, Johnston Memorial Hospital, 5.000% due 7/1/10      486,875
   530,000    BBB    Allentown, PA Area Hospital Authority Revenue
                       Refunding, Sacred Heart Hospital, Series A, 6.200% due
                       11/15/03                                                      555,175
 1,000,000    Aaa*   Amarillo, TX Health Facilities Corp., Baptist St. Anthony's
                       Hospital Corp., FSA-Insured, 5.500% due 1/1/11              1,022,500
   650,000    AAA    Calcasieu Parish, LA Memorial Hospital Service District
                       Revenue Refunding, Lake Charles Memorial Hospital,
                       Series A, CONNIE LEE-Insured, 7.500% due 12/1/05              745,875
 1,500,000    A+     California Statewide Community Development Authority
                       Revenue, COP Refunding Hospital, Triad Healthcare,
                       6.250% due 8/1/06                                           1,601,250
 1,300,000    A-     Illinois Health Facilities Authority Revenue Friendship,
                       VLG Hospital, 6.650% due 12/1/06                            1,365,000
 1,200,000    BBB+   Klamath Falls, OR Intercommunity, Merle Hospital,
                       8.000% due 9/1/08                                           1,413,000
 1,000,000    B1*    Langhorne Manor Borough, PA Higher Education and
                       Health Authority, Bucks County, Lower Bucks Hospital,
                       6.750% due 7/1/02                                             952,500
 2,000,000    AAA    Orange County, FL Health Facilities Authority Revenue,
                       Adventist Health System/Sunbelt, FSA-Insured, FLAIRS,
                       6.800% due 11/15/07 (d)                                     2,117,500
 1,000,000    AAA    Pennsylvania State Higher Educational Facilities Authority,
                       Health Services Revenue, MBIA-Insured,
                       5.600% due 11/15/09                                         1,000,000
 1,345,000    AAA    Rhode Island State Health & Educational Building Corp.
                       Revenue, Higher Education Facility, Roger Williams
                       University, AMBAC-Insured, 5.125% due 11/15/11              1,341,638
--------------------------------------------------------------------------------------------
                                                                                  12,601,313
--------------------------------------------------------------------------------------------
Housing: Multi-Family -- 9.7%
 1,100,000    Baa2*  Dallas, TX Housing Corp. Capital Program Revenue
                       Refunding, Section 8 Assisted, 7.700% due 8/1/05,
                       Sinking Fund Average Life 9/2/03                            1,135,728
 1,470,000    NR     Lynchburg, VA Redevelopment & Housing Authority,
                       Multi-Family Housing Revenue Refunding, Princeton
                       Circle Association, 6.250% due 12/1/10,
                       Sinking Fund Average Life 9/24/07                           1,503,075


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
6                                        1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    June 30, 1999
--------------------------------------------------------------------------------

   FACE
  AMOUNT    RATING(a)                   SECURITY                                    VALUE
============================================================================================
Housing: Multi-Family -- 9.7% (continued)
                     Maricopa County, AZ IDA, Multi-Family Housing Revenue:
$1,000,000    AAA    National Health Facilities II Project A, FSA-Insured,
                       5.500% due 1/1/18                                        $  1,021,250
   300,000    AA     Pines At Camelback Apartments Project A,
                       5.300% due 5/1/13                                             296,250
   500,000    BBB+++ Montgomery County, PA Redevelopment Authority,
                       Multi-Family Housing Revenue, Series A,
                       6.375% due 7/1/12, Sinking Fund Average Life 1/29/09          513,125
   865,000    AAA    Nevada Housing Division, Multi-Unit Housing
                       Saratoga Palms, 6.250% due 10/1/16,
                       Sinking Fund Average Life 8/8/12 (b)                          902,844
   500,000    AA     Portland, OR Housing Authority Multi-Family Revenue
                       Columbia Street Sports, Series B, 5.500% due 12/1/21          491,875
--------------------------------------------------------------------------------------------
                                                                                   5,864,147
--------------------------------------------------------------------------------------------
Housing: Single-Family -- 4.8%
   170,000    A1*    Ford County, KS Single-Family Mortgage Revenue
                       Refunding, Series A, FHA-Insured, 7.900% due 8/1/10           179,775
   215,000    AA+    Juneau City and Borough, AK Home Mortgage Revenue
                       Refunding, Mortgage-Backed Securities Program,
                       FNMA-Collateralized, FHA-Insured, 8.000% due 2/1/09           226,287
   500,000    A-++   Lees Summit, MO IDA Health Facilities, Refunding &
                       Improvement Revenue, (John Knox Village Project),
                       7.125% due 8/15/12, Sinking Fund Average Life 2/17/08         528,125
   135,000    Aa2*   Montgomery County, MD Housing Opportunities
                       Commission Mortgage Revenue, Series A,
                       7.200% due 7/1/04                                             139,771
   810,000    AAA    Pima County, AZ IDA, Single-Family Mortgage Revenue,
                       Series A, GNMA/FNMA-Collateralized,
                       step bond to yield 6.250% due 11/1/29 (b)                     845,438
   945,000    AAA    Utah State Housing Finance Agency, Single-Family
                       Mortgage Revenue, Series C-2, 6.000% due 7/1/17 (b)           963,900
--------------------------------------------------------------------------------------------
                                                                                   2,883,296
--------------------------------------------------------------------------------------------
Industrial Development -- 10.5%
   535,000    BB+    Bourbonnais, IL IDR Refunding, (K-Mart Corp. Project),
                       6.600% due 10/1/06                                            561,750
 1,500,000             AAA Des Moines, IA IDR Refunding Revenue, (The Printer
                       Project 1992), LOC Norwest Bank, 6.375% due 9/1/09          1,533,750
 1,500,000    Baa1*  Dickinson County, MI Economic Development Corp., Solid
                       Waste Disposal Refunding Revenue, Champion International,
                       6.550% due 3/1/07                                           1,553,610
 1,000,000    AA-    LaCrosse, WI Resource Recovery Revenue, (Northern States
                       Power Co. Project), 6.000% due 11/1/21 (b)                  1,063,750
   600,000    NR     Sussex County, DE Economic Development Refunding
                       Revenue Bonds, (Rehoboth Mall Project), Series 1992,
                       7.250% due 10/15/12                                           558,750
 1,000,000    BBB    Toole County, UT Hazardous Waste Disposal Revenue,
                       Laidlaw Incineration, Series A, 6.750% due 8/1/10 (b)       1,068,750
--------------------------------------------------------------------------------------------
                                                                                   6,340,360
--------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Municipal Fund, Inc.                                              7

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    June 30, 1999
--------------------------------------------------------------------------------

   FACE
  AMOUNT    RATING(a)                   SECURITY                                    VALUE
============================================================================================
Miscellaneous -- 11.0%
$1,885,000    AA     Bernalillo County, NM Gross Receipts Tax Revenue Refunding,
                       5.200% due 4/1/21                                         $ 1,830,806
 1,000,000    BBB-   Clarksville, TN Natural Gas Acquisition Corp. Gas Revenue,
                       Series A, 7.500% due 11/1/04                                1,033,850
   640,000    NR     Clayton County, GA Development Authority Revenue, First
                       Mortgage, Senior Care Group Inc., (Bayberry Project),
                       6.750% due 7/1/10                                             632,000
 1,000,000    A      Illinois Development Finance Authority Revenue, City of East
                       St. Louis, 6.875% due 11/15/05, Sinking Fund
                       Average Life 7/26/03                                        1,080,000
   645,000    Baa1*  Indianapolis, IN Economic Development Refunding &
                       Improvement Revenue, National Benevolent Association,
                       (Robin Run Village Project), 6.900% due 10/1/04               688,539
 2,755,000    AAA    Jefferson, LA Sales Tax District, Special Sales Tax Revenue
                       Refunding, Capital Appreciation, FSA-Insured,
                       zero coupon due 12/1/12                                     1,363,725
--------------------------------------------------------------------------------------------
                                                                                   6,628,920
--------------------------------------------------------------------------------------------
Pollution Control -- 4.2%
 1,000,000    Aa3*   Brazos River, TX Navigation Harbor District, Brazonia County,
                       (BASF Corp. Project), 6.750% due 2/1/10                     1,140,000
   635,000    A+     Broward County, FL Resource Recovery, (North Project),
                       7.950% due 12/1/08                                            662,610
   750,000    A3*    Port Umpqua, OR (International Paper Co. Project),
                       Industrial Revenue, Series B, 5.200% due 6/1/11               741,562
--------------------------------------------------------------------------------------------
                                                                                   2,544,172
--------------------------------------------------------------------------------------------
Pre-Refunded(e) -- 1.8%
   505,000    Aaa*   Philadelphia, PA Hospital Revenue (United Hospitals Inc.
                       Project), 10.875% due 7/1/08, (Call 7/1/05 @ 100),
                       Sinking Fund Average Life 4/6/04                              662,181
   300,000    NR     San Leandro, CA Redevelopment Agency Residential Mortgage
                       Revenue, 11.250% due 4/1/13, (Call 10/1/04 @ 100),
                       Sinking Fund Average Life 4/13/04                            391,125
--------------------------------------------------------------------------------------------
                                                                                   1,053,306
--------------------------------------------------------------------------------------------
Public Facilities -- 2.2%
 1,000,000    A-     Dekalb County, IN Redevelopment Authority Revenue,
                       (Mini-Mill LOC Public Improvement Project), Series A,
                       6.250% due 1/15/08                                          1,063,750
   235,000    AAA    Honolulu, HI City & County, Tax & Lease Revenue, Series B,
                       FGIC-Insured, 5.500% due 11/1/10                              244,987
--------------------------------------------------------------------------------------------
                                                                                   1,308,737
--------------------------------------------------------------------------------------------
Public Power Supply -- 2.4%
 1,500,000    Aa1*   Washington State Public Power Supply Systems Revenue,
                       (Nuclear Project No. 2), Series A, 5.000% due 7/1/12        1,462,500
--------------------------------------------------------------------------------------------
Transportation -- 3.5%
   500,000    BBB-   Raleigh-Durham, NC Airport Authority Special Facilities
                       Revenue, (American Airlines Inc. Project),
                       9.400% due 11/1/00                                            530,000


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
8                                        1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    June 30, 1999
--------------------------------------------------------------------------------

   FACE
  AMOUNT    RATING(a)                   SECURITY                                    VALUE
============================================================================================
Transportation -- 3.5% (continued)

$  595,000    NR     Sanford, FL Airport Authority IDR (Central Florida Terminals
                       Project), Series B, 7.500% due 5/1/06 (b)                 $   644,088
 1,000,000    AA+    Tri-County Metropolitan Transportation District, OR Revenue,
                       Series A, 5.000% due 8/1/19                                   955,000
--------------------------------------------------------------------------------------------
                                                                                   2,129,088
--------------------------------------------------------------------------------------------
                     TOTAL INVESTMENTS -- 100%
                     (Cost-- $59,023,011**)                                      $60,326,644
============================================================================================

(a) All ratings are by Standard & Poor's Ratings Service, except those which are identified by an asterisk (*) are rated by Moody's Investors Service, Inc. and those identified by a double dagger (++) are rated by Fitch Investor Services, Inc.
(b) Income from these issues is considered a preference item for purposes of calculating the alternative minimum tax.
(c) Bonds are escrowed to maturity with U.S. government securities and are considered by the Manager to be triple-A rated even if the issuer has not applied for new ratings.
(d) Inverse floating rate security - coupon varies inversely with level of short-term tax-exempt interest rates.
(e) Bonds are escrowed with U.S. government securities and are considered by the Manager to be triple-A rated even if the issuer has not applied for new ratings.
**    Aggregate cost for Federal income tax purposes is substantially the same.

      See pages 10 and 11 for definition of ratings and certain security descriptions.

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Municipal Fund, Inc.                                              9

--------------------------------------------------------------------------------
Bond Ratings (unaudited)
--------------------------------------------------------------------------------

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard &Poor's") -- Ratings from "AA" to "BB" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.
AAA      -- Bonds rated "AAA" have the highest rating assigned by Standard &
            Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA       -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.
A        -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.
BBB      -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.
BB       -- Bonds rated "BB" are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Ba," where 1 is the highest and 3 the lowest rating within its generic category.
Aaa      -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these bonds.
Aa       -- Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.
A        -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.
Baa      -- Bonds rated "Baa" are considered to be medium grade obligations,
            i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba       -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.


--------------------------------------------------------------------------------
10                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Bond Ratings (unaudited) (continued)
--------------------------------------------------------------------------------

Fitch IBCA, Inc. ("Fitch") -- Ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major ratings categories.
A        -- Bonds rated "A" by Fitch are considered to have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be strong, but may be more vulnerable to changes in economic conditions and circumstances than bonds with higher ratings.
BBB      -- Bonds rated "BBB" by Fitch currently have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to impair this capacity. This is the lowest investment grade category assigned by Fitch.
BB       -- Bonds rated "BB" by Fitch carry the possibility of credit risk developing, particularly as the result of adverse economic change over time. Business or financial alternatives may, how ever, be available to allow financial commitments to be met. Securities rated in this category are not considered by Fitch to be investment grade.
NR       -- Indicates that the bond is not rated by Standard & Poor's,
            Moody's or Fitch.

--------------------------------------------------------------------------------
Short-Term Securities Ratings (unaudited)
--------------------------------------------------------------------------------

A-1      -- Standard & Poor's highest commercial paper rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong. Those issuers determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.
VMIG 1   -- Moody's highest rating for issues having a demand
            feature--VRDO.

--------------------------------------------------------------------------------
Security Descriptions (unaudited)
--------------------------------------------------------------------------------

AMBAC       -- AMBAC Indemnity Corporation
CONNIE LEE  -- College Construction Loan Insurance Association
COP         -- Certificate of Participation
FGIC        -- Financial Guaranty Insurance Company
FHA         -- Federal Housing Administration
FLAIRS      -- Floating Adjustable Interest Rate Securities
FNMA        -- Federal National Mortgage Association
FSA         -- Financial Security Assurance
GNMA        -- Government National Mortgage Association
GO          -- General Obligation
IDA         -- Industrial Development Agency
IDR         -- Industrial Development Revenue
LOC         -- Letter of Credit
MBIA        -- Municipal Bond Investors Assurance Corporation
NBA         -- National Benevolent Association
PCR         -- Pollution Control Revenue
PSFG        -- Permanent School Fund Guaranty


--------------------------------------------------------------------------------
Smith Barney Municipal Fund, Inc.                                             11

--------------------------------------------------------------------------------
Statement of Assets and Liabilities (unaudited)                    June 30, 1999
--------------------------------------------------------------------------------

ASSETS:
    Investments, at value (Cost-- $59,023,011)                              $ 60,326,644
    Interest receivable                                                        1,047,424
    Receivable for securities sold                                               655,586
----------------------------------------------------------------------------------------
    Total Assets                                                              62,029,654
----------------------------------------------------------------------------------------
LIABILITIES:
    Payable for securities purchased                                             441,317
    Payable to bank                                                              236,330
    Dividend payable                                                              79,429
    Management fees payable                                                       37,262
    Accrued expenses                                                              39,034
----------------------------------------------------------------------------------------
    Total Liabilities                                                            833,372
----------------------------------------------------------------------------------------
Total Net Assets                                                            $ 61,196,282
========================================================================================
NET ASSETS:
    Par value of capital shares                                             $      4,021
    Capital paid in excess of par value                                       60,061,277
    Undistributed net investment income                                            3,384
    Accumulated net realized loss from security transactions                    (176,033)
    Net unrealized appreciation of investments                                 1,303,633
----------------------------------------------------------------------------------------
Total Net Assets
    (Equivalent to $15.22 a share on 4,021,162 shares of $0.001 par value
    outstanding; 100,000,000 shares authorized)                             $ 61,196,282
========================================================================================

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
12                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Operations (unaudited)
--------------------------------------------------------------------------------

For the Six Months Ended June 30, 1999

INVESTMENT INCOME:
    Interest                                                                $  1,797,192
----------------------------------------------------------------------------------------
EXPENSES:
    Management fees (Note 3)                                                     218,890
    Shareholder and system servicing fees                                         18,448
    Shareholder communications                                                    12,893
    Audit and legal                                                                6,545
    Pricing service fees                                                           5,059
    Director's fees                                                                2,876
    Custody                                                                        2,083
    Registration fees                                                              1,240
    Other                                                                          2,961
----------------------------------------------------------------------------------------
    Total Expenses                                                               270,995
----------------------------------------------------------------------------------------
Net Investment Income                                                          1,526,197
----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED Gain (LOSS) ON INVESTMENTS (NOTE 4):
    Realized Gain From Security Transactions
    (excluding short-term securities):
      Proceeds from sales                                                      4,328,085
      Cost of securities sold                                                  4,503,462
----------------------------------------------------------------------------------------
    Net Realized Loss                                                           (175,377)
----------------------------------------------------------------------------------------
    Change in Net Unrealized Appreciation of Investments:
      Beginning of period                                                      3,571,429
      End of period                                                            1,303,633
----------------------------------------------------------------------------------------
    Decrease in Net Unrealized Appreciation                                   (2,267,796)
----------------------------------------------------------------------------------------
Net Loss on Investments                                                       (2,443,173)
----------------------------------------------------------------------------------------
Decrease in Net Assets From Operations                                      $   (916,976)
========================================================================================


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Municipal Fund, Inc.                                             13

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

For the Six Months Ended June 30, 1999 (unaudited) and the Year Ended December 31, 1998

                                                             1999             1998
=====================================================================================
OPERATIONS:
    Net investment income                                $  1,526,197    $  3,138,883
    Net realized gain (loss)                                 (175,377)        133,568
    Increase (decrease) in net unrealized appreciation     (2,267,796)         57,136
-------------------------------------------------------------------------------------
    Increase (Decrease) in Net Assets From Operations        (916,976)      3,329,587
-------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                                  (1,519,999)     (3,240,994)
    Net realized gains                                             --        (133,568)
-------------------------------------------------------------------------------------
    Decrease in Net Assets From
      Distributions to Shareholders                        (1,519,999)     (3,374,562)
-------------------------------------------------------------------------------------
Decrease in Net Assets                                     (2,436,975)        (44,975)

NET ASSETS:
    Beginning of period                                    63,633,257      63,678,232
-------------------------------------------------------------------------------------
    End of period*                                       $ 61,196,282    $ 63,633,257
=====================================================================================
* Includes undistributed (overdistributed)
  net investment income of:                              $      3,384    $     (2,814)
=====================================================================================

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
14                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Smith Barney Municipal Fund, Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

The significant accounting policies consistently followed by the Fund are:(a) security transactions are accounted for on the trade date; (b) securities are valued at the mean between bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on the accrual basis; market discount is recognized upon the disposition of the security; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (h) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1998, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of overdistributed net investment income amounting to $101,647 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Exempt-Interest Dividends and Other Distributions

The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.


--------------------------------------------------------------------------------
Smith Barney Municipal Fund, Inc.                                             15

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

3. Management Agreement and Transactions with Affiliated Persons

SSBC Fund Management Inc. ("SSBC"), formerly known as Mutual Management Corp., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment manager to the Fund. As compensation for its services, the Fund pays SSBC a fee calculated at the annual rate of 0.70% of the Fund's average daily net assets. This fee is calculated daily and paid monthly.

All officers and one Director of the Fund are employees of Salomon Smith Barney Inc., another subsidiary of SSBH.

4. Investments

For the six months ended June 30, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

===============================================================================
Purchases                                                            $3,627,074
-------------------------------------------------------------------------------
Sales                                                                 4,328,085
===============================================================================

At June 30, 1999, the aggregate gross unrealized appreciation and de preciation of investments for Federal income tax purposes were substantially as follows:

===============================================================================
Gross unrealized appreciation                                        $1,823,648
Gross unrealized depreciation                                          (520,015)
-------------------------------------------------------------------------------
Net unrealized appreciation                                          $1,303,633
===============================================================================

5. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the con tract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its port folio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At June 30, 1999, the Fund did not have any open futures contracts.


--------------------------------------------------------------------------------
16                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

6. Options Contracts

Premiums paid when put or call options are purchased by the Fund represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At June 30, 1999, the Fund did not have any open purchased call or put options contracts.

When the Fund writes a covered call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a call option is that the Fund gives up the opportunity to participate in any in crease in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of a loss if the market price of the underlying security declines.

During the six months ended June 30, 1999, the Fund did not have any open written options contracts.

--------------------------------------------------------------------------------
Smith Barney Municipal Fund, Inc.                                             17

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year ended December 31, except where noted:

                                     1999(1)         1998          1997          1996          1995          1994
=================================================================================================================
Net Asset Value,
  Beginning of Period           $   15.82       $   15.84     $   15.42     $   15.75     $   14.30     $   15.85
-----------------------------------------------------------------------------------------------------------------
Income (Loss) From
Operations:
  Net investment income              0.38            0.78          0.83          0.84          0.83          0.84
  Net realized and
  unrealized gain (loss)            (0.60)           0.04          0.50         (0.32)         1.47         (1.54)
-----------------------------------------------------------------------------------------------------------------
Total Income (Loss)
  From Operations                   (0.22)           0.82          1.33          0.52          2.30         (0.70)
-----------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income             (0.38)          (0.81)        (0.84)        (0.85)        (0.85)        (0.85)
  In excess of net
  investment income                    --              --         (0.01)           --            --            --
  Net realized gains                   --           (0.03)        (0.06)           --            --            --
-----------------------------------------------------------------------------------------------------------------
Total Distributions                 (0.38)          (0.84)        (0.91)        (0.85)        (0.85)        (0.85)
-----------------------------------------------------------------------------------------------------------------
Net Asset Value,
  End of Period                 $   15.22       $   15.82     $   15.84     $   15.42     $   15.75     $   14.30
-----------------------------------------------------------------------------------------------------------------
Total Return,
  Based on Market Value(2)          (7.56)%++        6.71%        10.18%        11.02%        15.83%       (12.96)%
-----------------------------------------------------------------------------------------------------------------
Total Return,
  Based on Net Asset Value(2)       (1.18)%++        5.69%         9.38%         3.96%        17.11%        (4.09)%
-----------------------------------------------------------------------------------------------------------------
Net Assets,
  End of Period (millions)      $      61       $      64     $      64     $      62     $      63     $      58
-----------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                           0.87%+          0.87%         0.85%         0.90%         0.86%         0.86%
  Net investment income              4.88+           4.93          5.31          5.45          5.48          5.59
-----------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                 6%             62%           58%           30%           21%           35%
-----------------------------------------------------------------------------------------------------------------
Market Price, End of Period     $  13.500       $  15.000     $  14.875     $  14.375     $  13.750     $  12.625
=================================================================================================================

(1)   For the six months ended June 30, 1999 (unaudited).
(2) The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
++ Total return is not annualized, as it may not be representaive of the total return for the year.
+     Annualized.


--------------------------------------------------------------------------------
18                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Data (unaudited)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each period:

                      AMEX              Net Asset             Dividends       Reinvestment
Period           Closing Price*          Value*                 Paid              Price
==========================================================================================
1997
January                $14.25              $15.39               $0.071             $14.18
February                14.25               15.46                0.071              14.25
March                   14.13               15.22                0.071              14.22
April                   14.25               15.28                0.071              14.22
May                     14.13               15.40                0.071              14.17
June                    14.75               15.47                0.071              14.88
July                    15.00               15.78                0.071              14.78
August                  14.50               15.58                0.071              14.65
September               14.75               15.71                0.071              14.70
October                 14.44               15.71                0.071              14.43
November                14.56               15.74                0.071              14.78
December                14.88               15.84                0.071              14.96
December+               14.88               15.84                0.063              15.09

1998
January                 15.25               15.91                0.0685             15.10
February                15.13               15.83                0.0685             14.98
March                   14.38               15.76                0.0685             14.39
April                   14.06               15.65                0.0685             14.28
May                     14.50               15.77                0.0685             14.57
June                    15.06               15.79                0.0685             15.06
July                    14.94               15.75                0.0660             14.91
August                  14.88               15.91                0.0660             14.74
September               15.00               16.03                0.0660             14.89
October                 14.81               15.89                0.0660             14.97
November                15.13               15.89                0.0660             15.00
December                15.00               15.82                0.0660             14.81
December+               15.00               15.82                0.0322             14.67

1999
January                 14.50               15.95                0.0630             14.64
February                14.69               15.75                0.0630             14.60
March                   14.00               15.71                0.0630             14.09
April                   14.19               15.69                0.0630             13.96
May                     13.63               15.51                0.0630             13.57
June                    13.50               15.22                0.0630             13.60
==========================================================================================

*     On the last business day of the month.
+     Capital gain distribution.


--------------------------------------------------------------------------------
Smith Barney Municipal Fund, Inc.                                             19

--------------------------------------------------------------------------------
Additional Shareholder Information (unaudited)
--------------------------------------------------------------------------------

On April 21, 1999, the annual meeting of shareholders of the Fund was held for the purpose of voting on the following matters:

1. To vote on the election of Allan J. Bloostein and Richard E. Hanson, Jr. to serve as Directors until the year 2000 and the election of Lee Abraham, Jane F. Dasher and Donald R. Foley to serve as Directors until the year 2002; and

2. To approve or disapprove the selection of KPMG LLP as the independent auditors for the current fiscal year of the Fund.

The results of the vote on Proposal 1 were as follows:

                                                % of             Votes            % of
Directors*                   Votes For      Shares Voted        Against       Shares Voted
==========================================================================================
Allan J. Bloostein           3,364,146         99.114%          30,068            0.886%
Richard E. Hanson, Jr.       3,364,146         99.114           30,068            0.886
Lee Abraham                  3,362,746         99.073           31,468            0.927
Jane F. Dasher               3,364,146         99.114           30,068            0.886
Donald R. Foley              3,362,110         99.054           32,104            0.946
==========================================================================================

The results of the vote on Proposal 2 were as follows:

                      % of           Votes          % of            Votes         % of
    Votes For     Shares Voted      Against     Shares Voted      Abstained   Shares Voted
==========================================================================================
    3,361,190        99.027%        10,697         0.315%          22,327         0.658%
==========================================================================================

* The following Directors, representing the balance of the Board of Directors, continue to serve:Paul Hardin, Heath B. McLendon, Roderick C. Rasmussen and John P. Toolan.


--------------------------------------------------------------------------------
20                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited)
--------------------------------------------------------------------------------

Under the Fund's Dividend Reinvestment Plan ("Plan"), a share holder whose shares of common stock are registered in his own name will have all distributions from the Fund reinvested automatically by First Data Investor Services Group, Inc. ("First Data") as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in street name) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of First Data as dividend paying agent.

The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds the net asset value ("NAV") per share of the common stock on the determination date (generally, the record date for the distribution), the Plan participants will be issued shares of common stock by the Fund at a price equal to the greater of NAV determined as described below under NAV or 95% of the market price of the common stock.

If the market price of the common stock is less than the NAV of the common stock at the time of valuation (which is the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, First Data will buy common stock in the open market, on the stock exchange or elsewhere, for the participants' accounts. If following the commencement of the purchases and before First Data has completed its purchases, the market price exceeds the NAV of the common stock as of the valuation time, First Data will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) NAV as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent First Data is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by First Data may exceed the NAV of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in common stock issued by the Fund at such NAV. First Data will begin to purchase common stock on the open mar-


--------------------------------------------------------------------------------
Smith Barney Municipal Fund, Inc.                                             21

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited) (continued)
--------------------------------------------------------------------------------

ket as soon as practicable after the determination date for the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after the payment date for such dividend or distribution, or the record date for a succeeding dividend or distribution, except when necessary to comply with applicable provisions of the federal securities laws.

First Data maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common stock in the account of each Plan participant will be held by First Data in uncertificated form in the name of the Plan participant.

Plan participants are subject to no charge for reinvesting dividends and capital gains distribution under the Plan. First Data's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of common stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by First Data, with the Fund's prior written consent, on at least 30 days' written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to First Data Investor Services Group, Inc., P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at 1-800-451-2010.

--------------------------------------------------------------------------------
22                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
                                  Smith Barney
                              Municipal Fund, Inc.
--------------------------------------------------------------------------------

DIRECTORS
Lee Abraham
Allan J. Bloostein
Jane F. Dasher
Donald R. Foley
Richard E. Hanson, Jr.
Paul Hardin
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan
Joseph H. Fleiss, Emeritus

OFFICERS
Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Peter M. Coffey
Vice President

Paul A. Brook
Controller

Christina T. Sydor
Secretary

INVESTMENT MANAGER
SSBC Fund Management Inc.

CUSTODIAN
PNC Bank, N.A.

SHAREHOLDER
SERVICING AGENT
First Data Investor Services Group, Inc.
P.O. Box 8030
Boston, MA 02266-8030

This report is submitted for the general information of the shareholders of Smith Barney Municipal Fund, Inc. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

SMITH BARNEY
MUNICIPAL FUND, INC.
388 Greenwich Street
New York, New York 10013

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